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                                                                Exhibit No. 10-6

                                    EXHIBIT B

                              TERM PROMISSORY NOTE

$ 150,000.00                                            Dated: December 31, 1998

       FOR VALUE RECEIVED, the undersigned, BHG of Pennsylvania, LLC, a Pennsylvania limited liability company ("BHG"), promises to pay to the order of MHM Extended Care Services, Inc., a Delaware corporation ("ECS"), the principal sum of ONE HUNDRED FIFTY THOUSAND and 00/100 CENTS ($150,000.00). (Any capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in that certain Asset Acquisition Agreement by and between BHG and ECS dated of December 22, 1998, which is incorporated herein by reference.)

       This Promissory Note ("NOTE") shall not bear any interest on any principal amount outstanding.

       Payments of indebtedness evidenced hereby shall be payable on or before the 90th day following the Closing.

       Upon the occurrence of an Event of Default, ECS may, by written notice to BHG, declare the entire unpaid principal amount hereunder to be immediately due and payable, whereupon the same shall become immediately due and payable, and proceed to exercise any and all rights and remedies that ECS may have at law or in equity. For purposes hereof, an "EVENT OF DEFAULT" shall be deemed to have occurred if BHG admits in writing of its inability to pay its debts as they mature. The successful party involved in any action related to this Note shall be reimbursed by the other party for reasonable attorneys fees incurred contesting such action.

       This Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

       This Note is binding upon BHG and its successors and assigns, and shall inure to the benefit of ECS.

       This Note is made under and governed by the internal laws and decisions of the State of Delaware, without regard to conflict of laws principles.

       All notices, demands and other communications given hereunder shall be given as provided in the Asset Acquisition Agreement.
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       IN WITNESS WHEREOF, BHG has made and delivered this Note as of the date first written above.

                                   BHG OF PENNSYLVANIA, LLC


                                   By: Integrated Health Options, LLC
                                          Its: Manager

                                   By:  /s/ FRANK M. ROSENBAUM
                                      ------------------------------------------
                                          Its: Manager
                                          Printed Name: Frank M. Rosenbaum


                                   MHM EXTENDED CARE SERVICES, INC.


                                   By:  /s/ STEVEN H. WHEELER
                                      ------------------------------------------
                                          Printed Name: Steven H. Wheeler
                                                       -------------------------
                                          Its: Executive Vice President
                                              ----------------------------------

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